EXHIBIT 10.7

GOVERNMENT
OF COLOMBIA	MINAGRICULTURA	ICA
Instituto Colombiano Agropecuario

RESOLUTION No. 00005922

(05/05/2019)

Whereby the Registration as an Agronomic Evaluation Unit of

Psychoactive and non-psychoactive cannabis is granted to MEDICOLOMBIA'S

CANNABIS S.A.S., for the Andean natural sub-region, with altitude between 1200 and 1800 mamsl.

THE ASSISTANT MANAGER OF PLANT PROTECTION AT THE COLOMBIAN AGRICULTURAL INSTITUTE, ICA

In the exercise of its legal and statutory powers, especially those conferred by Decrees 4765 of 2008 and 1071 of 2015, by Agreement 005 of 2010, by Resolution

1676 of 2011.

CONSIDERING:

That pursuant to Decree 1071 of May 26th, 2015, ICA was empowered to regulate, supervise and control the production, certification, multiplication, marketing, import and export of seeds for sowing used in national agricultural production.

That by Resolution 3168 of September 7th, 2015 issued by ICA, in its article 6 it was established that the producers, exporters, marketers and/or importers of seeds for sowing of cultivars in the country obtained by genetic improvement as a consequence of the application of scientific knowledge, as well as the agronomic evaluation units and/or research units in plant breeding, whether they are natural or legal persons, must register with the Colombian Agricultural Institute, ICA.

That by Decree 613 of April 10th, 2017, the Registry before the ICA was established for the production, import, marketing, export, evaluation and research of seeds for sowing in accordance with the provisions of Resolution 3168 of 2015 issued by the ICA.

That Mr. Holger Audine Amaya Chacón, as legal representative of MEDICOLOMBIA'S CANNABIS S.A.S., identified with TIN. 901158575-0, Registration No. 05-397270-16 and with address for legal notification located at Carrera 49 No. 54 - 73 Barrio Pan de Azúcar, in the city of Bucaramanga - Santander, in accordance with the Certificate of Good Standing and Legal Representation of the Chamber of Commerce of Bucaramanga, issued on August 22nd, 2018, and with operational headquarters located in the Villa Silvia property, in the countryside division of El Duende, in the municipality of Los Santos - Santander, by means of official letter No. 20181125251, filed before the Technical Direction of Seeds, requested Registration as a Unit of Agronomic Evaluation of psychoactive and non-psychoactive  Cannabis for the Andean natural sub-region, with altitude

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GOVERNMENT OF COLOMBIA	MINAGRICULTURA	ICA Instituto Colombiano Agropecuario

RESOLUTION No. 00005922

(05/05/2019)

Whereby the Registration as an Agronomic Evaluation Unit of

Psychoactive and non-psychoactive cannabis is granted to MEDICOLOMBIA'S

CANNABIS S.A.S., for the Andean natural sub-region, with altitude between 1200 and 1800 mamsl.

between 1200 and 1800 mamsl

That the ICA made a technical visit to the operational headquarters and according to a report, a favorable preliminary opinion was issued to obtain the requested registration.

That the application has been submitted and processed in accordance with the legal and regulatory formalities established by Resolution 3168 of September 7th, 2015 issued by the Instituto Colombiano Agropecuario ICA.

That by virtue of the above:

RULES:

ARTICLE 1.- Grant the Registry as a Unit of Agronomic Evaluation of psychoactive and non-psychoactive  Cannabis to the company MEDICOLOMBIA’S CANNABIS S.A.S., for the Andean natural sub-region, with altitude between 1200 and 1800 mamsl. identified with TIN. 901158575-0, Registration No. 05-397270-16 and with judicial notification address located at Carrera 49 No. 54 - 73 Barrio Pan de Azúcar, in the city of Bucaramanga - Santander, in accordance with the Certificate of Existence and Legal Representation of the Bucaramanga Chamber of Commerce, issued on August 22nd, 2018, and with operational headquarters located in the Villa Silvia property, in the El Duende village, in the municipality of Los Santos - Santander, in accordance with the provisions of the motivates of this Resolution.

ARTICLE 2.- The Holder of the registration granted by this Resolution is obliged to comply with the provisions set forth in Resolution ICA 3168 of 2015 and other regulations that regulate, modify, repeal or expand the Agronomic Evaluation of Cultivares.

ARTICLE 3.- To carry out the activities authorized by this registry with the full legal requirements, must have a license for the cultivation of psychoactive cannabis plants and a license for the cultivation of non-psychoactive cannabis plants, issued by the Sub-Directorate Control and Supervision of Chemical and Narcotic Substances of the Ministry of Justice and Law.

ARTICLE 4.- Notify the present administrative act, delivering an authentic and free full copy to the interested party in accordance with the provisions of articles 67 to 69 of the Code of Administrative Procedure and Administrative Litigation (Law 1437 of 2011).

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ARTICLE 5.- Against this Resolution, the appeal for Reinstatement will proceed within the following ten (10) business days after the notification is made.

ARTICLE 6.- This Resolution shall be effective from the date it is issued.

SO ORDERED

Issued in Bogotá on 05/05/2019

Signature

JAIME CARDENAS LÓPEZ

Assistant Manager of Plant Protection

Projected by: Iván Guillermo García Suárez - Technical Direction of Seeds

Reviewed by: Luis Carlos Morelo Ortiz - Technical Direction of Seeds

Alfonso Alberto Rosero - Technical Direction of Seeds

Mission Review - Legal Advisory Office

Checked and approved by: Juan Fernando Roa Ortiz - Legal Advisory Office

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GOVERNMENT OF COLOMBIA	MINAGRICULTURA	ICA Instituto Colombiano Agropecuario

RESOLUTION No. 00005891

(05/05/2019)

Whereby the Registration as Producer of Selected Seed (sexual and asexual) of psychoactive and non-psychoactive cannabis is granted to the company

MEDICOLOMBIA'S CANNABIS S.A.S.

THE ASSISTANT MANAGER OF PLANT PROTECTION AT THE INSTITUTO COLOMBIANO  AGROPRECUARIO, ICA

CONSIDERING:

That pursuant to Decree 1071 of May 26th, 2015, ICA was empowered to regulate, supervise and control the production, certification, multiplication, marketing, import and export of seeds for sowing used in national agricultural production.

That by Resolution 3168 of September 7th, 2015 issued by ICA, in its article 6 it was established that the producers, exporters, marketers and/or importers of seeds for sowing of cultivars in the country obtained by genetic improvement as a consequence of the application of scientific knowledge, as well as the agronomic evaluation units and/or research units in plant breeding, whether they are natural or legal persons, must register with the Colombian Agricultural Institute, ICA.

That by Decree 613 of April 10th, 2017, the Registry before the ICA was established for the production, import, marketing, export, evaluation and research of seeds for sowing in accordance with the provisions of Resolution 3168 of 2015 issued by the ICA.

That Mr. Holger Audine Amaya Chacón, as legal representative of MEDICOLOMBIA'S CANNABIS S.A.S., identified with TIN. 901158575-0, Registration No. 05-397270-16 and with address for legal notification located at Carrera 49 No. 54 - 73 Barrio Pan de Azúcar, in the city of Bucaramanga - Santander, in accordance with the Certificate of Good Standing and Legal Representation of the Chamber of Commerce of Bucaramanga, issued on August 22nd, 2018, and with operational headquarters located in the Villa Silvia property, in the countryside division of El Duende, in the municipality of Los Santos - Santander, by means of official letter No. 20181121215, filed before the Technical Direction of Seeds, requested Registration as Producer of Selected Seed (sexual and asexual) of psychoactive and non-psychoactive cannabis.

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GOVERNMENT OF COLOMBIA	MINAGRICULTURA	ICA Instituto Colombiano Agropecuario

RESOLUTION No. 00005891

(05/05/2019)

By which the Registry as a Producer of Selected Seed (sexual and asexual) of psychoactive and non-psychoactive cannabis to the company

MEDICOLOMBIA'S CANNABIS S.A.S. is hereby granted

That the ICA made a technical visit to the operational headquarters and according to a report, a favorable preliminary opinion was issued to obtain the requested registration.

That the application has been submitted and processed in accordance with the legal and regulatory formalities established by Resolution 3168 of September 7th, 2015 issued by the Instituto Colombiano Agropecuario ICA.

That by virtue of the above:

RULES:

ARTICLE 1.- Grant the Registry as a Producer of Selected Seed (sexual and asexual) of psychoactive and non-psychoactive cannabis to the company MEDICOLOMBIA’S CANNABIS S.A.S., identified with TIN. 901158575-0, Registration No. 05-397270-16 and with judicial notification address located at Carrera 49 No. 54 - 73 Barrio Pan de Azúcar, in the city of Bucaramanga - Santander, in accordance with the Certificate of Existence and Legal Representation of the Bucaramanga Chamber of Commerce, issued on August 22nd, 2018, and with operational headquarters located in the Villa Silvia property, in the El Duende village, in the municipality of Los Santos - Santander, in accordance with the provisions of the motivates of this Resolution.

ARTICLE 2.- The Holder of the registration granted by this Resolution is obliged to comply with the provisions set forth in Resolution ICA 3168 of 2015 and other regulations that regulate, modify, repeal or expand seed production.

ARTICLE 3.- To carry out the activities authorized by this registry with the full legal requirements, must have a license for the cultivation of psychoactive cannabis plants and a license for the cultivation of non-psychoactive cannabis plants, issued by the Sub-Directorate Control and Supervision of Chemical and Narcotic Substances of the Ministry of Justice and Law.

ARTICLE 4.- Notify the present administrative act, delivering an authentic and free full copy to the interested party in accordance with the provisions of articles 67 to 69 of the Code of Administrative Procedure and Administrative Litigation (Law 1437 of 2011).

ARTICLE 5.- Against this Resolution, the appeal for Reinstatement will proceed within the following ten (10) business days after the notification is made.

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ARTICLE 6.- This Resolution shall be effective from the date it is issued.

SO ORDERED

Issued in Bogotá on 05/05/2019

Signature

JAIME CARDENAS LÓPEZ

Assistant Manager of Plant Protection

Projected by: Iván Guillermo García Suárez - Technical Direction of Seeds

Reviewed by: Luis Carlos Morelo Ortiz - Technical Direction of Seeds

Alfonso Alberto Rosero - Technical Direction of Seeds

Mission Review - Legal Advisory Office

Checked and approved by: Juan Fernando Roa Ortiz - Legal Advisory Office

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